UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2022 through June 30, 2022

Item 1. Reports to Stockholders.

(a)

Evermore Global Value Fund
Semi-Annual Report  •  June 30, 2022

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	9

Sector Allocation (Unaudited)	10

Expense Example (Unaudited)	11

Schedule of Investments (Unaudited)	12

Statement of Assets and Liabilities (Unaudited)	16

Statement of Operations (Unaudited)	17

Statements of Changes in Net Assets (Unaudited)	18

Financial Highlights (Unaudited)	19

Notes to Financial Statements (Unaudited)	21

Trustees and Executive Officers (Unaudited)	34

Additional Information (Unaudited)	36

Privacy Notice (Unaudited)	37

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors (“Evermore”), we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than simply pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to potentially unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience. Our senior team has hands-on business operating experience including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is no, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

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Concentration Maintains Focus. Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure. We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities. We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

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Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from bankruptcy or reorganization.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolio.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“You have to do your homework and kick the tires.  It’s not the answers that make you good in this business, it’s the questions you ask.  If you ask the right questions, you will always find out more than the next guy.” – Michael F.  Price

Dear Shareholder:

Before I get started with my review of the first half of 2022, I would like to mention the passing of my mentor and Wall Street icon, Michael Price.  Michael was a true investing legend, he played an important role in training a legion of investment professionals in the industry, and his influence was instrumental in creating the type of investor that I am, and the foundation of what Evermore is today.

Heightened concerns about inflation, increasing interest rates, skyrocketing oil prices, the war in Ukraine and a looming global recession brought much volatility and negative returns to stock markets across the globe.  Institutional Class Shares of the Evermore Global Value Fund (the “Fund”) had one of its worst six-month periods of performance since inception posting a 27.96% decline for the six months ended June 30, 2022.

We took our first post-pandemic trip to Europe in March.  With the accelerating war in Ukraine and persisting supply chain issues, we thought the timing was right to get a firsthand perspective from a cross-section of European businesspeople.  We wanted to learn how they viewed the unfolding situation and how the circumstances might impact their day-to-day operations, and also, their long-term goals.  My co-portfolio manager, Thomas O, and I spent almost two weeks visiting Oslo (Norway), Stockholm (Sweden), and Paris (France).  We met with a wide range of more than 25 groups including families that control businesses (both public and private), corporate management teams, board members, bankers and a handful of money managers based in these markets.  With war on their doorsteps, it was clear that these conversations would be invaluable face to face rather than through Zoom or just reading the press.

This was among the most intensive trips we have ever taken, and our schedule was filled daily from early morning to late in the evening.  It was invigorating to be face to face again, and we found most of our hosts were more than willing to go over our allotted time together.  For many of the people we met, it was the first in person meeting they had with people from the U.S. in more than two years and so it felt like our conversations ended up covering more topics and more perspectives than we had planned.

Some of our key takeaways from this European trip include:

•	The continent is disgusted by Russia and President Vladimir Putin’s actions.

•	Almost every country and company that does business in Russia is taking a fresh look at these channels, considering alternatives, and with trust at minimal levels, many have decided to exit.

•	Primary business focuses for many are on inflation, interest rates, supply chains, and potential food scarcity over time (especially wheat and corn).

•	Consumer and business spending may not drop as much as some fear, and government defense spending is poised to explode in the years ahead.

•	European unity, which has been lacking at times in the last decade, is growing quickly, the wake-up call has been made and previous disagreements are now viewed through a more harmonious lens.

•
While the headwinds to businesses and consumers are real, the discussions, which generally started with talk of business history related to each of these groups and current issues, evolved into discussions of opportunities coming during crisis times.  Some companies discussed how they had built significant cash reserves over the years and now had incredible resources to take advantage of disruptions and dislocations that crisis has created.  Bluntly, there are many businesses that did not prepare for tough times that could become acquisition targets for these companies.

•	We heard more talk of break ups and spinoffs than ever before. We have been expecting this for years, but today we are seeing a real refocusing by holding companies and conglomerates.

•
Valuations are coming down, though interest rates are going up.  This is a formula for more deals as strategic buyers who have cash can now more effectively compete with private equity firms that thrive on the use of low-cost debt.  So, the playing field will likely expand in terms of potential buyers as the benefits of scale and pricing power continue to become more dominant forces.

•
The level of focus on supply chains and logistics technology is increasing as more companies go “asset light” (i.e., outsource more and more of these critical service areas), so they can focus on their primary business goals and optimizing the long-term value of their businesses.

While the first quarter of the year saw increased volatility in global markets, the second quarter was even more challenging.  The Fund did not have one portfolio holding in the second quarter that contributed to performance – I cannot remember a quarter since inception of the Fund where not one holding contributed to performance.  During the second quarter, we trimmed the number of portfolio holdings in the Fund, removing some that we felt did not have as robust of an opportunity due to changing fundamentals, and we added to others where we believe the intrinsic values (and path to get there) are even more compelling.

Positions Initiated in 1H 2022

During the first half of 2022, we initiated three new positions – Colfax Corporation (CFX US; U.S), Inwit S.p.A. (INW IM; Italy) and Onex Corporation (ONEX CN; Canada).  Please note that in the second quarter, Colfax split into two new standalone companies, Enovis Corporation (ENOV; U.S.), and ESAB Corporation (ESAB; U.S.).  Below please find summaries on Inwit S.p.A. and Onex Corporation.

Inwit S.p.A. (“INW”) is a $9.7 billion market cap, leading wireless infrastructure operator in Italy, controlling more than 22,000 cell towers.  The company was carved-out of Telecom Italia Mobile (“TIM”) in 2015 and was IPO’d later that year.  In early 2020, INW merged with the Vodafone (“VOD”) Italian tower portfolio, effectively doubling the size of the business.  Today, almost 90% of revenue is derived from TIM and VOD under long-term inflation-linked contracts.

We believe there are multiple strategic paths that would lead to a successful outcome for INW shares.

In March a private equity consortium (led by Ardian), that currently owns about 15% of INW, bid TIM for an additional 12% equity stake at a 20% premium to the price at that time, which is higher than the current price of the stock.  Additionally, Vantage Tower, which is controlled by VOD, owns 33% of INW and has generally spoken about their desire to participate in the consolidation of the European tower market.  Nevertheless, as the 6th largest portfolio in a briskly consolidating European towers market, INW is a sizable and attractive target for a host of strategic and financial buyers.

We feel the odds of an acquisition are quite high here.  However, should the company not be swallowed up in the consolidation of the sector, we would expect that INW would likely transition to a focus of deploying free cash flow towards debt reduction and higher regular and special cash dividends.  Those payouts alone could be 15% to 20% of the market cap returned to shareholders over the next 18 months or so.

At our initial purchase price, INW was trading at an approximately 7% recurrent free cash flow yield, which is as cheap as any tower company in the developed world.  With reassuring commentary from management regarding the risks related to potential consolidation of Italian cell providers, we believe the range of outcomes for INW over the next 24 months make the stock highly attractive.

Onex Corporation (“ONEX”) is a leading alternative asset manager that traces its roots to 1984 when current Chairman and CEO, Gerry Schwartz, founded the firm with $50 million of friends and family money after having worked for notable dealmakers Jerome Kohlberg and Izzy Asper at different stops in his career.  During its first 15 years in existence, ONEX focused on private equity investing in North America using capital from its own balance sheet.  In 1999, ONEX began raising private equity funds with third-party capital.  At the end of last year, the firm managed approximately $40 billion of invested and committed capital, of which $33 billion was fee-paying.

ONEX is led by a well-regarded and capable management team that have their interests well-aligned with minority shareholders.  As of December 31, 2021, ONEX employees had a total of ~$2.4 billion invested in ONEX funds and ONEX shares (of which management owns ~18% of the company’s shares outstanding).  Notably, ONEXmanagement has been a chronic buyer of its own shares over the last two decades, and from 2020 through 2021, as ONEX shares languished, management repurchased nearly 10% of shares outstanding, which is the annual limit under Canadian NCIB regulations.

We believe ONEX is in the early stages of a transformation that the market does not completely comprehend.  Encouragingly, there has been a marked change in shareholder communication efforts as management rolled out new key performance indicators and long-term 2026 guidance at their Investor Day event in October 2021.  Most notably, we believe that fee-related earnings (“FRE”), which is modestly negative today, will inflect in the coming 12-24 months and can reasonably approach C$2 per share by 2026; given prevailing multiples of 20x-30x that the market is placing on the FRE streams of U.S. and European alternative asset manager peers, we believe there is substantial value in ONEX’s third party asset management business – a business that the market is currently ascribing negative value.

ONEX trades at a clear and substantial discount to our assessment of intrinsic value.  At the end of Q4 2021, the firm had on-balance sheet assets (mainly net cash and General Partner stakes in their private equity and credit funds) of ~C$115 per share, which, alone, is ~65% higher than where the stock currently trades.  Given management’s focus on compounding the value represented on its balance sheet, on scaling the third-party asset management business, and on aggressively repurchasing shares at opportune times, we view ONEX as an investment that can reasonably earn a ~25% internal rate of return over the next 3-4 years.

Positions Exited in 1H 2022

The Fund exited eight (8) positions during the first half of 2022 – Acacia Pharma Group, ESG Core Investments, Group Nine Acquisition, Lamington Road DAC Trust Certificates, Lamington Road DAC Warrants, LPKF Laser, Tikehau Capital and VIA Optronics.  Below please find summaries on several of these exited positions.

Acacia Pharma Group Plc. (“Acacia”).  The Fund exited its position in Acacia, a UK and US-based commercial stage pharma company focused on developing and commercializing novel products for nausea and vomiting.  Despite some of the catalysts starting to work (strong 90% formulary win, established a robust commercial platform and initiated the re-listing process for a more appropriate market than Belgium), our thesis ultimately was not the path ultimately chosen by Acacia which was acquired by Eagle Pharmaceuticals, a $600 million market cap, U.S.  specialty pharma company focused on injectables for critical care and oncology.  When Acacia received the take-under bid, we reassessed the situation and decided to move on.

Group Nine Acquisition Corp. (“GNAC”).  The Fund exited its position in GNAC, a corporate-sponsored special acquisition company (“C-SPAC”) that was formed to solely pursue opportunities in the rapidly evolving and consolidating digital media sector.  In a C-SPAC, the founder of the acquisition vehicle is an operating company – in this case, Group Nine Media, a New York-based digital media holding company.  We decided to exit our position when Vox Media acquired Group Nine Media, the operating company, as it introduced a level of unnecessary uncertainty for GNAC (at the C-SPAC level).  In addition, it was no longer clear that the company would continue with its stated goal when one of its founders departed after the operating company acquisition.

Lamington Road DAC (“Lamington”) Trust Certificates and Warrants.  We owned our stake in Lamington (which had previously been a subsidiary of the wound-down Emergent Capital) for several years.  We originally purchased senior notes and common stock, and later, received warrants when the company went through a balance sheet reorganization in 2017.  Last year, Lamington, which is domiciled in Ireland, issued new securities in a second balance sheet transformation.  We continue to own the Lamington Series A notes which offer a high yield (currently paying a 9.75% cash coupon), however, the Fund took advantage of a liquidity opportunity that arose and we chose to shrink the position size overall by selling the more junior equity and warrant securities at an acceptable price.

LPKF Laser & Electronics AG (“LPKF”).  The Fund exited its position in LPKF during the quarter at a loss.  Given the confluence of both recessionary forces globally, along with Covid related lockdowns in China on LPKF’s end markets, we felt the market would be disappointed by a lack of meaningful deliveries of the company’s systems for the rest of the year.  We decided to exit the position and redeploy proceeds into better-positioned opportunities.

Portfolio Highlights as of June 30, 2022

The Fund ended the quarter with $133.7 million in net assets and 33 issuer positions.  As of June 30, 2022, 62.3% of the Fund’s net assets were in small-capitalization (up to $2 billion) companies; 16.4% were in mid-capitalization (between $2 billion and $10 billion) companies; and 13.9% were in large- capitalization (> $10 billion) companies.  The Fund had 7.4% of its net assets in cash and equivalents as of June 30, 2022.  Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of June 30, 2022.  Please note that classifications and exposures are subject to change at any time.

Region Exposure	Strategy Classifications

Country Exposure

Bottom Line

Needless to say, the first six months of 2022 were extremely challenging for the Fund.  We have spent a lot of time speaking with company managements, and deliberating on our own, about how the investment landscape may develop over the coming several quarters.  While we continue to watch the impact on energy prices, particularly in Europe as the winter months approach, we remain hopeful that the gloomy prognosticator’s worst case scenarios may prove to be a bit too pessimistic.  While short-term uncertainty is never well received by market participants, we do know that fear, crisis and stress have routinely created incredible opportunities for knowledgeable, long-term, patient and price conscious investors that are willing to confidently acquire shares while others wait.  Our extreme focus on special situations and family-controlled businesses generally leads Evermore to investment ideas whose outcomes should be less tethered to market movements over time, and, today, despite the performance we have experienced thus far this year, we feel our portfolio is positioned very well to thrive.  I can say confidently that as of June 30, 2022, many of our portfolio holdings were trading near their all-time-high discounts to our estimates of intrinsic values, and there are many with numerous catalysts expected in the next few quarters.  Confident in what we own and armed with a fair amount of cash to deploy, we look ahead to the remainder of the year content to do what we always do, remain steadfastly focused on the portfolio and thoroughly explore any new and interesting opportunities that may evolve from market stresses.

Thank you for your continued support and confidence.

David E. Marcus
Portfolio Manager

Maagement’s Discussion of Fund Performance

Heightened concerns about inflation, increasing interest rates, skyrocketing oil prices, the war in Ukraine and a looming global recession brought much volatility and negative returns to stock markets across the globe.  Institutional Class Share of the Evermore Global Value Fund (the “Fund”) had one of its worst six-month periods of performance since inception posting a 27.96% decline for the six months ended June 30, 2022.  The chart below shows performance for the six months ending June 30, 2022 for Institutional Class shares of the Fund (“EVGIX”) and a number of the Fund’s benchmark indices – the HFRX Event Driven Index (“HFRX ED”), the MSCI All-Country World Index (“MSCI ACWI”), the MSCI All-Country World Index ex USA (“MSCI ACWI ex USA”) and the Morningstar Small/Mid Stock Category Average (“Mstar SMID Cap Stock Average”).

Investment Performance for the Six Months Ended June 30, 2022

Two of the top three contributors to Fund performance in the first half of 2022 were two (2) European companies and one (1) U.S.  company.  Four (4) of the top five detractors to Fund performance were European companies and one (1) was a U.S.  company.  In the first half of 2022, the Fund’s foreign currency forward contract positions meaningfully contributed to Fund performance.  The largest equity contributors and detractors to Fund performance (aside from forward contract positions) for the six months ended June 30, 2022, were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance
ZIM Integrated Shipping Services Ltd. (Israel)	Storskogen Group AB (Sweden)
Modern Times Group MTG AB (Sweden)	Calumet Specialty Products Partners, L.P. (U.S.)
Group Nine Acquisition Corp. (U.S.)	Viaplay Group AB (Sweden)
Atlantic Sapphire ASA (Sweden)
Montana Aerospace AG (Switzerland)

Please find a discussion below about the two largest contributors to and two largest detractors from Fund performance in the first half of 2022.

ZIM Integrated Shipping (ZIM US)

ZIM Integrated Shipping (“ZIM”) is a $6.0 billion market cap, Israel-based containership operator with a unique, asset light business model.  During the first six months of the year, ZIM declared a $17 per share dividend which was paid on April 4th and also declared an additional dividend of $2.85 that was paid on June 8th.  Since the IPO in January 2021, ZIM has paid a total of $24.35 per share to shareholders in the form of special and regular dividends that were initiated during the third quarter last year.  The company continued to perform well during the quarter, which resulted in management raising the 2022 adjusted EBITDA guidance from $7.1 to $7.5 billion for the full year to $7.8 to $8.2 billion, a 10% increase at the midpoint.

Despite the strong operational performance, ZIM’s share price has been somewhat volatile during the quarter.  In our view, much of the movement has been sentiment driven, attributed to inflationary pressures, concerns about consumer spending and negative read-through from some big box retailers indicating signs of slower demand and elevated inventory levels.  While spot rates peaked in early 2022 and have eased in recent months, the freight rates continue to remain strong.  We continue to closely monitor the industry fundamentals in the container segment.

Modern Times Group (MTGB SS)

Modern Times Group (“MTG”) is a $1.0 billion market cap, Sweden-based pure-play gaming group with mobile and online gaming assets.  Despite the underperformance primarily driven by the broader market drawdowns, there were some notable developments during the second quarter.  At the beginning of the year, MTG announced the sale of its Esports business (ESL Gaming) for $1.05 billion to Savvy Gaming Group, an Esports holding company owned by the sovereign wealth fund of Saudi Arabia in late January.  This transformative deal closed during the second quarter and MTG shareholders recently received SEK 25 per share which accounted for about 40% of the net proceeds.

On June 21st, MTG hosted its Capital Markets Day covering a variety of topics including strategy and ambitions, deep dives into the current portfolio and M&A landscape, and the platform for long term growth.  Over the next four years, management has guided to a top line organic growth of 7-10% CAGR (compared to the market growth estimate of 5%) and an adjusted EBITDA margin of 23-25%, which was in line with our expectations.  MTG currently trades at about 7x our estimate of next year’s EBITDA, which is significantly undervalued compared to recent precedent transactions (Take-Two Interactive/Zynga and Microsoft/Activision Blizzard).  These acquisitions were consummated at EBITDA multiples that were more than double where MTG is trading currently.  In our view, MTG is a prime target, as we expect to see more consolidation in the gaming space.

We met with Maria Redin, the CEO of MTG, during our trip to Stockholm this past March.  We are very happy with the leadership and transformation of the company that Maria has pushed forth.  She has created real shareholder value, yet the stock remains undervalued in spite of its strong performance this year.

Storskogen (STORB SS)

Storskogen is a $2.4 billion market cap, Sweden-based diversified “M&A compounder” with a long-term focus on well-run, small- and medium-sized companies that are cash generative with market leading positions in their respective niche markets.

Storskogen has underperformed during the first half of the year.  As mentioned in the Q1 commentary, we believe the selloff was attributed to local investors (primarily family offices) that reduced their exposures to M&A compounders in the Nordics.  During the recent quarter, Storskogen’s underlying portfolio of businesses generally performed well, with total revenues increasing 140%, of which organic sales amounted to 17% growth over the previous year.  While Storskogen has been able to maneuver the challenging environment through its diversified portfolio approach and strong balance sheet, the company recently experienced a slight compression in its operating margin during the quarter (6.8% versus prior 8.0%).  Further, investors are broadly concerned about a rising interest rate environment, as it may impact Storskogen’s pace of new acquisitions, which is one the drivers of its growth strategy.  We are closely assessing the current situation, in particular the margin profile, the recurring/non-recurring nature of the items that impacted the recent quarter, as well as the pace of acquisitions.

Calumet Specialty Products Partners, LP (CLMT US)

Calumet Specialty Products Partners, LP (“Calumet”) was a large detractor from Fund performance during the first half of the year, with its units falling 21.3% in the period.  Calumet is an $822 million market capitalization producer of both branded and unbranded specialty petrochemicals, as well as refiner of petroleum-derived fuels.  Additionally, Calumet owns 100% of the equity of the now-separated Montana Renewables LLC (MRL), a renewable diesel (RD) and sustainable aviation fuels (SAF) producer in Great Falls, Montana, of which the company is currently seeking to monetize a portion.

Despite the unfavorable development in Calumet’s unit price, the environment for the partnership’s operations has actually been extremely supportive.  As most have heard, refining capacity in the US has been extremely tight, leading to abnormally strong crack spreads, or the difference in price between crude oil inputs that refineries purchase and the refined products it sells.  Given this backdrop, the company has been maximizing output through its merchant fuels refining system to take advantage of the strong environment, while deemphasizing its downstream value-added businesses which rely somewhat on external purchases of intermediate chemical additives.  To wit, the company pre-announced that the June quarter would likely see north of $100mm in adjusted EBITDA generation (up more than 4x sequentially from the March quarter).  Management also called out the company’s ability to de-lever its balance sheet from its core operations, which we view as a major positive.  Nevertheless, beginning in mid-June, as oil prices began to plummet, it seemed anything touching the energy space (oil and gas E&Ps, servicers, refiners, etc.) suddenly and sharply fell out of favor.  Calumet was not spared.

As those of you that have followed our portfolio likely know, what excites us most about Calumet is the deleveraging potential we see through the completion of the MRL conversion project (from a traditional refiner to one capable of producing RD and SAF), and a monetization of the MRL asset.  From our analysis of this fledgling industry, we believe MRL’s refinery is one of the most structurally advantaged RD projects in North America given its proximity to both feedstocks and end market demand.  For instance, when compared to other fuels-to-RD refinery conversion projects in the Gulf Coast, MRL should enjoy a $0.40/gallon logistics advantage.

The company is well into the process (being run by Lazard) to sell a portion of MRL.  While the timing, price, and percentage of the asset that might be sold are all unknowns at this point, we believe the market is improperly conflating uncertainty of outcome with the risk that MRL sees absolutely no actionable bids.  While multiple event paths exist, we believe the process has the potential to fill the modest funding gap the conversion project needs to fill, as well as allow cash to be sent up to Calumet parent to pay down its debt.  But it should be noted that the longer refining environment remains supportive of Calumet’s organic ability to de-lever (excluding any MRL proceeds), the less reliant CLMT will need to be on MRL sales proceeds.  With MRL’s cash spigot is set to turn on in earnest by the end of the year, we believe Calumet selling a smaller stake now, and more later at a higher MRL valuation, will lead to a significant unlock of unitholder value.

Ultimately with the core of Calumet justifying the entirety of its enterprise value, and as we see it, with MRL being worth billions of dollars, CLMT units remain highly asymmetric.  We note that units have performed well so far in the second half and look forward to a conclusion of the MRL process by year-end.

As of June 30, 2022, the ten largest issuer positions, which represented approximately 54.9% of the Fund’s net assets, were as follows:

Issuer	Country	% Net Assets
Calumet Specialty Products	U.S.	13.00%
Lamington Road DAC	U.S.	10.09%
Modern Times Group – B Shares	Sweden	5.71%
CADELER A/S	Norway	4.61%
ZIM Integrated Shipping Services	Israel	4.56%
Lifco AB – B Shares	Sweden	3.67%
Bollore SE	France	3.58%
Atlantic Sapphire AS	Norway	3.24%
Exor NV	Netherlands	3.22%
MagnaChip Semiconductor	South Korea	3.19%

As of June 30, 2022, the Fund’s cash and equivalents position stood at approximately 7.42%.

Thank you for your continued utilization of the Fund, and we look forward to writing you again later this year.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

“Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

“Cash Flow” is the total amount of money being transferred into an out of a business, especially as affecting liquidity.

“Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

“Return on Equity” is a measure of the profitability of a business in relation to the equity.

While the Fund is no load, management fees and other expenses still apply.  Please refer to the prospectus for further details.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Due to the focused portfolio, the Fund may have more volatility and more risk than a fund that invests in a greater number of securities.  Additional special risks relevant to the fund involve derivatives and hedging.  Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or preceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US.  The index consists of 45 developed and emerging market countries.  The index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc.  (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices.  The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe.  The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc.  which does not approve or endorse Fund.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended June 30, 2022:

					Since	Value of
					Inception	$10,000
	1 Year	3 Year	5 Year	10 Year	(1/1/2010)	(06/30/2022)
Investor Class	-29.25%	-7.92%	-5.57%	3.71%	1.60%	$12,191
Institutional Class	-29.05%	-7.67%	-5.32%	3.98%	1.85%	$12,576
MSCI All-Country World Index ex USA	-19.42%	1.35%	2.50%	4.83%	3.73%	$15,803
HFRX Event Driven Index	-8.89%	3.25%	0.28%	2.11%	1.68%	$12,313

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667).  The Total Annual Fund Operating Expenses in the Prospectus dated April 30, 2022 are 1.57% and 1.32% for Investor Class and  Institutional Class, respectively.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at June 30, 2022 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities and forward foreign currency contracts.  Please refer to the Schedule of Investments and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/22 – 06/30/22).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	01/01/22	06/30/22	01/01/22 – 06/30/22*
Investor Class Actual*	$1,000	$ 718.90	$6.82
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,016.86	$8.00

Institutional Class Actual*	$1,000	$ 720.40	$5.76
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.10	$6.76

*
Expenses are equal to the Fund’s annualized expense ratios for the most recent six-month period of 1.60% for Investor Class shares and 1.35% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited)

Shares		Value
COMMON STOCKS – 82.4%

Aerospace & Defense – 2.5%
218,744	Montana Aerospace AG (Switzerland)(1)	$3,377,454

Biotechnology – 2.1%
345,661	Vivoryon Therapeutics NV (Netherlands)(1)(2)	2,839,938

Capital Markets – 4.1%
86,155	KKR & Co, Inc. – Class A (United States)	3,988,115
29,500	Onex Corp. (Canada)	1,469,041
		5,457,156

Diversified Financial Services – 1.8%
87,100	Italmobiliare SpA (Italy)	2,405,144

Entertainment – 5.7%
950,871	Modern Times Group MTG AB (Sweden)(1)	7,635,969

Food Products – 3.2%
2,216,504	Atlantic Sapphire AS (Norway)(1)	4,327,378

Health Care Equipment & Supplies – 1.1%
25,600	Enovis Corp. (United States)(1)	1,408,000

Independent Power and Renewable
Electricity Producers – 1.5%
1,257,000	Aker Horizons AS (Norway)(1)(2)	2,031,680

Industrial Conglomerates – 12.2%
305,885	LIFCO AB (Sweden)	4,911,324
1,031,827	Bollore SA (France)	4,779,381
68,968	EXOR NV (Netherlands)	4,298,936
1,633,000	Storskogen Group AB – Class B (Sweden)	2,309,881
		16,299,522

Interactive Media & Services – 0.2%
33,173	Social Chain AG (Germany)(1)(2)	208,583

IT Services – 2.2%
827,000	Byggfakta Group Nordic Holdco AB (Sweden)(1)	2,517,440
45,000	Hemnet Group AB (Sweden)	552,946
		3,070,386

Machinery – 1.2%
36,400	Esab Corp. (United States)(1)	1,592,500

Marine – 13.6%
1,878,432	Cadeler A/S (Denmark)(1)	6,159,919
129,000	Zim Integrated Shipping Services Ltd. – ADR
	(Israel)(2)	6,092,670
1,568,000	MPC Container Ships ASA (Norway)	3,101,869
453,208	Eneti, Inc. – ADR (Monaco)	2,782,697
		18,137,155

Media – 10.7%
179,697	Viaplay Group AB (Sweden)(1)	3,687,129
160,249	Universal Music Group NV (Netherlands)	3,213,242
39,051	IAC InterActive Corp. (United States)(1)	2,966,704
623,652	Aimia, Inc. (Canada)(1)	2,228,713
211,588	Vivendi SA (France)	2,149,938
		14,245,726

Oil, Gas & Consumable Fuels – 13.0%
1,672,349	Calumet Specialty Products Partners LP
	(United States)(1)	17,375,706

Real Estate Management &
Development – 1.5%
195,000	Infrastrutture Wireless Italiane SpA (Italy)	1,978,936

Semiconductors &
Semiconductor Equipment – 3.2%
293,857	MagnaChip Semiconductor Corp. (South Korea)(1)	4,269,742

Technology Hardware,
Storage & Peripherals – 2.6%
239,413	Kontron AG (Austria)(2)	3,527,568

TOTAL COMMON STOCKS
(Cost $113,252,974)		110,188,543

Principal
Amount
CORPORATE OBLIGATION – 10.1%

Consumer Finance – 10.1%
15,140,944	Lamington Road DAC
	9.750% Cash or 14.000% PIK,
	4/7/2121 (United States)(3)(4)(6)(7)	13,484,525
TOTAL CORPORATE OBLIGATION
(Cost $14,570,940)		13,484,525

Shares
WARRANTS – 0.1%

Diversified Financial Services – 0.1%(9)
1,000,000	2MX Organic SA,
	Expiration: November, 2025,
	Exercise Price $11.50 (France)(1)(6)	78,596
124,657	ESG Core Investments BV,
	Expiration: December, 2027,
	Exercise Price $11.50 (Netherlands)(1)	19,465
		98,061
TOTAL WARRANTS
(Cost $719,874)		98,061

SHORT-TERM INVESTMENT – 5.3%

Money Market Fund – 5.3%
7,022,780	First American Treasury Obligations Fund –
	Class X, 1.31%(5)	7,022,780
TOTAL SHORT-TERM INVESTMENT
(Cost $7,022,780)		7,022,780

SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES – 5.5%

Money Market – 5.5%
7,373,762	First American Government Obligations
	Fund, Class X, 1.29%(5)	7,373,762
TOTAL SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES
(Cost $7,373,762)		7,373,762
TOTAL INVESTMENTS IN SECURITIES – 103.4%
(Cost $142,940,330)		138,167,671
Liabilities in Excess of Other Assets – (3.4)%		(4,482,157)
TOTAL NET ASSETS – 100.0%		$133,685,514

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited), Continued

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At June 30, 2022 the total value of securities on loan was $7,051,023 which represents 5.3% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)
This security was fair valued in good faith by Evermore Global Advisors’ (the “Adviser”) Valuation Committee. The aggregate value of this security at June 30, 2022 was $13,484,525, which represents 10.1% of net assets.

(4)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(5)	Seven-day yield as of June 30, 2022.
(6)	The Adviser has deemed a portion of these securities as illiquid. These securities have a value of $13,563,121, which represents 10.1% of total net assets at June 30, 2022.
(7)	Value determined using significant unobservable inputs.

Glossary of Terms
ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited), Continued

COUNTRY ALLOCATION for Investments in Securities at June 30, 2022 (Unaudited)

Country	Long Exposure
United States^	41.3%
Sweden	16.2%
Netherlands	7.8%
Norway	7.1%
France	5.2%
Denmark	4.6%
Israel	4.6%
Italy	3.3%
South Korea	3.2%
Canada	2.8%
Austria	2.6%
Switzerland	2.5%
Monaco	2.1%
Germany	0.1%
Total	103.4%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 5.3% and Securities Held as Collateral on Loaned Securities of 5.5%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited), Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2022 (Unaudited)

As of June 30, 2022, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			June 30,			June 30,	Appreciation
Settlement Date	Amount	Currency	2022	Amount	Currency	2022	(Depreciation)
7/8/22	30,460,254	USD	$30,460,255	300,000,000	SEK	$29,333,536	$1,126,719	(a)
7/8/22	13,611,472	USD	13,611,471	129,000,000	NOK	13,098,236	513,235	(a)
7/8/22	29,842,400	USD	29,842,400	28,000,000	EUR	29,357,383	485,017	(a)
7/8/22	3,951,476	USD	3,951,476	5,000,000	CAD	3,884,546	66,930	(a)
7/8/22	14,000,000	NOK	1,421,514	1,398,568	USD	1,398,568	22,946	(a)
7/8/22	500,000	CAD	388,454	383,315	USD	383,315	5,139	(a)
7/8/22	3,535,774	USD	3,535,774	3,400,000	CHF	3,563,146	(27,372	)(a)
7/8/22	64,000,000	SEK	6,257,821	3,748,086	USD	6,323,244	(65,423	)(a)
			$89,469,165			$87,341,974	$2,127,191

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a) Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2022 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $128,369,390) (1) (Note 2)	$124,683,146
Investments in affiliated securities, at value (cost $14,570,940) (Notes 2 and 6)	13,484,525
Foreign Currencies	7
Unrealized appreciation on forward foreign currency contracts	2,219,986
Receivables:
Fund shares sold	60,947
Dividends and interest, net of foreign withholding taxes	14,888
Dividend reclaims	608,005
Due from broker	906,569
Securities lending income	43,019
Prepaid expenses	58,993
Total assets	142,080,085

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	92,795
Payables:
Investment securities purchased	487,020
Fund shares redeemed	112,842
Collateral for securities out on loan, at value	7,373,762
Investment advisory fees	116,835
Administration fees	46,307
Custody fees	9,679
Distribution fees – Investor Class	3,580
Transfer agent fees	11,649
Other accrued fees	140,102
Total liabilities	8,394,571
NET ASSETS	$133,685,514

COMPONENTS OF NET ASSETS
Paid-in capital	$189,826,435
Total distributable earnings	(56,140,921)
Net assets	$133,685,514
Investor Class:
Net assets	$15,887,738
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,617,089
Net asset value	$9.82

Institutional Class:
Net assets	$117,797,776
Shares issued and outstanding (unlimited number of shares authorized without par value)	11,877,268
Net asset value	$9.92

(1)	The market value of securities out on loan was $7,051,023 as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $754,046 foreign withholding taxes)
Unaffiliated securities	$3,478,704
Interest, unaffiliated securities	3,491
Interest, affiliated securities	738,121
Securities lending net income	188,928
Total investment income	4,409,244

EXPENSES (Note 3)
Investment advisory fees	920,586
Administration fees	107,979
Legal fees	69,759
Transfer agent fees	56,891
Trustee fees	39,639
Audit and tax fees	34,119
Distribution fees – Investor Class	24,982
Registration fees	24,436
Chief Compliance Officer fees	24,073
Custody fees	22,693
Insurance fees	19,482
Shareholder reporting fees	5,787
Miscellaneous fees	3,799
Fund accounting fees	3,797
Interest expense	378
Total expenses before reimbursements	1,358,400
Net expense reimbursement by Advisor	(77,696)
Net expenses	1,280,704
Net investment income	3,128,540

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(8,726,655)
Investments in affiliated securities	2,381,175
Foreign currencies	(29,090)
Forward foreign currency contracts	7,130,929
Written options	(2,051,032)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(63,566,421)
Investments in affiliated securities	649,506
Foreign currencies	(55,112)
Forward foreign currency contracts	3,477,301
Written options	293,745
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts & written options	(60,437,474)
Net decrease in net assets resulting from operations	$(57,308,934)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2022#	2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,128,540	$4,168,816
Net realized gain (loss) on investments, foreign currency transactions,
forward foreign currency contracts & written options	(1,236,493)	27,455,210
Change in unrealized depreciation on investments, foreign currency
transactions, forward foreign currency contracts & written options	(59,200,981)	(14,943,640)
Net increase (decrease) in net assets resulting from operations	(57,308,934)	16,680,386

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	—	(599,203)
Institutional Class	—	(5,826,290)
Total distributions to shareholders	—	(6,425,493)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(792,796)	(6,023,401)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(34,801,991)	(58,962,614)
Total decrease in net assets from capital share transactions	(35,594,787)	(64,986,015)
Total decrease in net assets	(92,903,721)	(54,731,122)

NET ASSETS
Beginning of period	226,589,235	281,320,357
End of period	$133,685,514	$226,589,235

Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2022#		December 31, 2021
Investor Class	Shares	Value	Shares	Value
Shares sold	78,990	$958,860	185,192	$2,607,506
Shares issued in reinvestment of distributions	—	—	43,349	585,217
Shares redeemed[1]	(146,255)	(1,751,656)	(655,279)	(9,216,124)
Net decrease	(67,265)	$(792,796)	(426,738)	$(6,023,401)

	Six Months Ended		Year Ended
	June 30, 2022#		December 31, 2021
Institutional Class	Shares	Value	Shares	Value
Shares sold	462,754	$5,655,068	1,656,438	$23,481,894
Shares issued in reinvestment of distributions	—	—	414,328	5,639,010
Shares redeemed[2]	(3,366,896)	(40,457,059)	(6,263,848)	(88,083,518)
Net decrease	(2,904,142)	$(34,801,991)	(4,193,082)	$(58,962,614)

#	Unaudited
[1]	Net of redemption fees of $114 and $2,020, respectively.
[2]	Net of redemption fees of $571 and $11,826 respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Investor Class

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2022#	2021	2020	2019	2018	2017
Net asset value, beginning of period/year	$13.66	$13.24	$14.26	$11.70	$15.08	$13.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.19	0.19	(0.00)[1]	0.09	0.06	(0.04)
Net realized and unrealized gain (loss)
on investments	(4.03)	0.59	(1.00)	2.83	(3.16)	2.48
Total from investment operations	(3.84)	0.78	(1.00)	2.92	(3.10)	2.44

LESS DISTRIBUTIONS
From net investment income	—	(0.36)	(0.02)	(0.10)	(0.06)	(0.03)
Net realized gains	—	—	—	(0.26)	(0.22)	(0.36)
Total distributions	—	(0.36)	(0.02)	(0.36)	(0.28)	(0.39)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$9.82	$13.66	$13.24	$14.26	$11.70	$15.08
Total return	(28.11)%[3]	5.93%	(7.01)%	25.05%	(21.07)%	18.72%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$15,888	$23,009	$27,956	$61,296	$63,584	$76,772
Portfolio turnover rate	8%[3]	33%	21%	28%	29%	26%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.69%[4]	1.57%	1.55%	1.47%	1.44%	1.50%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.69%[4]	1.57%	1.55%	1.47%	1.44%	1.46%
After expenses absorbed or recouped,
including interest and dividend expense	1.60%[4]	1.57%	1.55%	1.47%	1.44%	1.50%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.60%[4]	1.57%	1.55%	1.47%	1.44%	1.46%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	3.05%[4]	1.35%	(0.04)%	0.69%	0.35%	(0.29)%
After expenses absorbed or recouped,
including interest and dividend expense	3.14%[4]	1.35%	(0.04)%	0.69%	0.35%	(0.29)%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part aof these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Institutional Class

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2022#	2021	2020	2019	2018	2017
Net asset value, beginning of period/year	$13.77	$13.35	$14.35	$11.77	$15.20	$13.10

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.21	0.23	0.03	0.12	0.09	(0.00)[1]
Net realized and unrealized gain (loss)
on investments	(4.06)	0.59	(1.00)	2.86	(3.30)	2.49
Total from investment operations	(3.85)	0.82	(0.97)	2.98	(3.21)	2.49

LESS DISTRIBUTIONS
From net investment income	—	(0.40)	(0.03)	(0.14)	0.00 [1]	(0.03)
Net realized gains	—	—	—	(0.26)	(0.22)	(0.36)
Total distributions	—	(0.40)	(0.03)	(0.40)	(0.22)	(0.39)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$9.92	$13.77	$13.35	$14.35	$11.77	$15.20
Total return	(27.96)%[3]	6.16%	(6.78)%	25.41%	(20.92)%	19.01%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$117,798	$203,580	$253,364	$533,731	$443,904	$530,269
Portfolio turnover rate	8%[3]	33%	21%	28%	29%	26

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.43%[4]	1.32%	1.29%	1.22%	1.19%	1.25%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.43%[4]	1.32%	1.29%	1.22%	1.19%	1.21%
After expenses absorbed or recouped,
including interest and dividend expense	1.35%[4]	1.32%	1.29%	1.22%	1.19%	1.25%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.35%[4]	1.32%	1.29%	1.22%	1.19%	1.21%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	3.31%[4]	1.60%	0.21%	0.91%	0.60%	(0.02)%
After expenses absorbed or recouped,
including interest and dividend expense	3.39%[4]	1.60%	0.21%	0.91%	0.60%	(0.02)%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S.  dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2022.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 —
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund's net assets as of June 30, 2022 (see Schedule of Investments for industry breakout):

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$110,188,543	$—	$—	$110,188,543
Corporate Obligations	—	—	13,484,525	13,484,525
Warrants	—	98,061	—	98,061
Short-Term Investments	7,022,780	—	—	7,022,780
Securities Held as Collateral
on Loaned Securities	7,373,762	—	—	7,373,762
Total Investments in Securities	124,585,085	98,061	13,484,525	138,167,671
Unrealized appreciation on
Forward Foreign Currency*	—	2,219,986	—	2,219,986
Total Assets	$124,585,085	$2,318,047	$13,484,525	$140,387,657
Liabilities
Unrealized depreciation on
Forward Foreign Currency*	—	92,795	—	92,795
Total Liabilities	$—	$92,795	$—	$92,795

* Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation).

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Corporate Obligations	Warrants
Balance as of January 1, 2022	$701,820	$15,401,368	$73,831
Purchases	—	—	—
Sales proceeds and paydowns	(956,369)	—	(4,456)
Accreted discounts, net	—	—	—
Corporate Actions	—	—	—
Realized gain (loss)	(2,385,631)	—	4,456
Change in unrealized appreciation (depreciation)	2,640,180	(1,916,843)	(73,831)
Transfers into/(out of) Level 3	—	—	—
Balance as of June 30, 2022	$—	$13,484,525	$—
Change in unrealized appreciation (depreciation) during the
period for Level 3 investments held at June 30, 2022	$—	$(1,916,843)	$—

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser's Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for the securities still held at June 30, 2022:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Corporate Obligation	13,484,527	Discounted Cash Flow	Credit Spread	14.97% to 16.26%	Decrease
			Discount Rate	1.05% to 1.37%	Decrease
			Illiquidity Rate	2.00%	Decrease

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Financial Derivative Instruments.  The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the period ended June 30, 2022, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the period, these forward foreign currency contracts have contributed positively to Fund performance.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of June 30, 2022 and their location on the Fund's Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation		Unrealized depreciation
Forward foreign currency contracts	on forward foreign		on forward foreign
	currency contracts	$2,219,986	currency contracts	$92,795
Total		$2,219,986		$92,795

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2022:

	Amount of Realized Gain/(Loss) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$7,130,929	$—	$—	$7,130,929
Equity Contracts	—	(2,051,032)	1,263,806	(787,226)
Total	$7,130,929	$(2,051,032)	$1,263,806	$6,343,703

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$3,477,301	$—	$—	$3,477,301
Equity Contracts	—	293,745	(156,257)	137,488
Total	$3,477,301	$293,745	$(156,257)	$3,614,789

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

The average monthly value outstanding of purchased and written options during the period ended June 30, 2022 were as follows:

Purchased Options	$168,333
Written Options	$(120,000)

The average monthly notional value outstanding of forward foreign currency contracts during the period ended June 30, 2022 was $99,155,105.

D.	Principal Risks from the Investments.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Special Situations Risk – Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

Small and/or Mid-Sized Companies Risk – Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Industry and Sector Risk – To the extent the Fund invests a significant portion of its assets in a particular industry or sector, the value of its investments will be affected by factors related to that industry or sector and may fluctuate more widely than that of a fund that invests more broadly across industries or sectors.

•
Communication Services Sector Risk – The Fund’s investments are exposed to issuers conducting business in the communication services sector. The communication services sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the communication services sector. The performance of companies operating in the communication services sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.

•
Energy Sector Risk – The Fund may invest to a significant extent in the energy sector of the economy. Companies in the energy industry may be significantly affected by volatile energy prices and supply and demand of energy fuels, conservation efforts, energy exploration and production, government regulation, weather or natural disasters and global events. Energy companies may also operate in, or do business in, countries with less developed regulatory regimes or countries with a history of expropriation, nationalization or other adverse policies. Because of this, the securities of energy companies can be very volatile. Energy companies may also have high levels of debt, making them more likely to restructure their businesses if there are market downturns in the energy sector or in the market as a whole.

•
Financial Sector Risk – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

•
Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

•
Information Technology Sector Risk – The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Family-Controlled Companies Risk – The Fund may invest a significant portion of its assets in the securities of issuers that it deems to be “family-controlled companies.” Corporate governance standards of some family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors.

United States Investing Risk – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

The table below, as of June 30, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement of
			Net	Assets and Liabilities
	Gross	Gross	Amounts
	Amounts	Amounts	Presented
	Presented in	Offset in the	in the
	Statement of	Statement of	Statement of
Description/	Assets &	Assets and	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on loan
U.S. Bank N.A.	$7,051,023	$—	$7,051,023	$—	$(7,051,023)[1]	$—
Forward Foreign
Currency Contracts
Bank of New York	2,219,986	—	2,219,986	(92,795)	—	2,127,191
	$9,271,009	$—	$9,271,009	$(92,795)	$(7,051,023)	$2,127,191

Liabilities
Gross Amounts not
offset in the Statement of
			Net	Assets and Liabilities
	Gross	Gross	Amounts
	Amounts	Amounts	Presented
	Presented in	Offset in the	in the
	Statement of	Statement of	Statement of
Description/	Assets &	Assets and	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Forward Foreign
Currency Contracts
Bank of New York	$92,795	$—	$92,795	$(92,795)	$—	$—
	$92,795	$—	$92,795	$(92,795)	$—	$—

[1]	The Fund received cash collateral of $7,373,762, which was subsequently invested in the First American Government Obligations Fund – Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2021 the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2021, the Fund had Short Term Capital Loss Carryovers of $2,448,232 and Long Term Capital Loss Carryovers of $50,444,707 available for federal income tax purposes. During the tax year ended December 31, 2021, the Fund utilized $8,269,302 of Short Term Capital Loss Carryover and $21,271,301 of Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the Fund had no reclassifications of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2018-2020), or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

The Fund seeks to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statement of Assets and Liabilities under the caption “Dividend Reclaims”.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six months ended June 30, 2022.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S.  dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. act as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending net income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

During the period ended June 30, 2022, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the First American Government Obligations Fund – X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Global Outbreak.  The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are becoming more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

S.
LIBOR Discontinuation.  Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

T.
SEC Rule 18f-4.  In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As a limited derivatives user under Rule 18f-4, the Fund is not required to appoint a derivatives risk manager, but has adopted a limited derivatives user policy.

U.
SEC Rule 2a-5.  In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

V.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2022, the Fund incurred $920,586 in advisory fees, of which $116,835 was payable to the Adviser at June 30, 2022.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), effective October 28, 2020, the Adviser has agreed, until December 31, 2023, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets of 1.60% for the Fund’s Investor Class shares and 1.35% for the Fund’s Institutional Class shares. The Adviser had expense reimbursements of $69,100 for the Institutional Class, and $8,596 for the Investor Class during the six months ended June 30, 2022.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

Compass Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on November 8, 2021, the Board approved the renewal of the LoC. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $20,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 4.75% at June 30, 2022. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. The Fund did not borrow during the six months ended June 30, 2022.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2022, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $13,373,955 and $37,489,244, respectively.

There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2022.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2021 and for the year ended December 31, 2020 for the Fund were as follows:

	December 31, 2021	December 31, 2020
Distributions paid from:
Ordinary income*	$6,425,493	$542,996
Long-term capital gains**	—	—
Total distributions	$6,425,493	$542,996

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2021, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$174,840,522
Gross tax unrealized appreciation	77,172,954
Gross tax unrealized depreciation	(19,096,520)
Net tax unrealized appreciation	58,076,434
Undistributed ordinary income	782,089
Undistributed long-term capital gain	—
Total distributable earnings	782,089
Other accumulated losses	(57,690,510)
Total accumulated losses	$1,168,013

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2022 (Unaudited), Continued

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the period ended June 30, 2022. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

					Change in
	Value				Unrealized
	January 1,			Realized	Appreciation
Issuer	2022	Purchases	Sales	Gain (Loss)	(Depreciation)
Lamington Road Grantor
Trust (United States)[1]	$701,820	$—	$(956,369)	$(2,385,631)	$2,640,180
Lamington Road Grantor Trust
Warrant (United States)[1]	73,831	—	(4,456)	4,456	(73,831)
Lamington Road DAC 9.750% Cash
or 14.000% PIK, 4/7/2121 (United States)	15,401,368	—	—	—	(1,916,843)
	$16,177,019	$—	$(960,825)	$(2,381,175)	$649,506

					Share
				Value	Balance
		Dividend	Interest	June 30,	June 30,
Issuer		Income	Income	2022	2022
Lamington Road Grantor
Trust (United States)[1]		$—	$—	$—	$—
Lamington Road Grantor Trust
Warrant (United States)[1]		—	—	—	—
Lamington Road DAC 9.750% Cash
or 14.000% PIK, 4/7/2121 (United States)		—	738,121	13,484,525	15,140,944 [2]
		$—	$738,121	$13,484,525	$15,140,944

[1]	Issuer was no longer an affiliate as of June 30, 2022.
[2]	Principal Amount.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)		Term since	Officer and		Member, Summit Educational
89 Summit Avenue		2009	Chief Operating		Foundation (2012 – 2019);
3rd Floor			Officer, AssuredPartners		Director and Treasurer, Summit
Summit, NJ 07901			Jamison LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(2003 – 2021); Chief		(2011 – 2015).
Financial Officer, Cover
Whale Insurance
Solutions Inc. (since 2021).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (1999 – 2019);
89 Summit Avenue	Trustee	2011	an investment firm		Director, Albert Einstein
3rd Floor			(since 2005)		College of Medicine (since
Summit, NJ 07901					2016); Former Director,
Cambridge Capital Acquisition
Corp. (2013 – 2015); Trustee,
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Rocky Mountain	1	President & Trustee, St. Joseph’s
(born 1955)		Term since	Western, LLC, an online		High School Foundation
89 Summit Avenue		2016	Bolo tie retailer (since		(since 2008); Director of
3rd Floor			2011); Chief Financial		CDx Diagnostics
Summit, NJ 07901			Officer and Partner,		(2017 – 2020); Director
			Growth Partner LLC		of Fizzics Group Inc.
			(since 2018); a digital		(2019 – 2021); The Citizens
			marketing agency holding		Campaign (2005 – 2021);
			company; Owner, Camrig,		Harding Township Civic
			LLC, a camera accessory		Association (since 2008).
company (2013-2020).

Julie Keenan	Trustee	Indefinite	COO, NJ Pandemic	1	KIPP Team Academy (since
(Born 1962)		Term since	Relief Fund (since		2019); Bald Head Island
89 Summit Avenue		2016	2021); Managing		Conservancy (since 2019); The
3rd Floor			Member, EMB		Summit Foundation (since
Summit, NJ 07901			Enterprises, LLC,		2000); Duke University, Pratt
			a consulting company		School of Engineering Board of
			(since 2006)		Visitors (since 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		The Summit
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Bartholomew C. Tesoriero	Chief	Chief Financial	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Officer and	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	Treasurer	(2007 – 2015)
3rd Floor	Treasurer;	since 2015;
Summit, NJ 07901	Secretary	Secretary
since 2022

Douglas Tyre	Chief	Indefinite	Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017)
3rd Floor	Anti-Money
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.50%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 15.62%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2021 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$6,526,305
Foreign Taxes Paid	1,043,868
Foreign Taxes Paid per share	0.063396

Foreign Tax Credit/Deduction	1,043,868
Foreign Tax Credit/Deduction per share	0.06408363

Fund shares Outstanding as of December 31, 2021	16,465,764

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
COMPASS DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
One Manhattan West
New York, NY 10001

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date   08/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date   08/31/2022

By (Signature and Title)* /s/ Bart Tesoriero
  Bart Tesoriero, Chief Financial Officer

Date   08/31/2022

* Print the name and title of each signing officer under his or her signature.